Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Security Agreement”) dated as of August 27, 2021, is executed by Digital Brands Group, Inc., a corporation incorporated under the laws of the State of Delaware (the “Debtor”), and Oasis Capital, LLC, a limited liability company organized and existing under the laws of Puerto Rico (the “Secured Party”).

R E C I T A L S:

WHEREAS, reference is made to that certain Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Debtor desires to issue to Secured Party a senior secured convertible note dated on or about the date hereof (as amended, renewed, supplemented or modified from time to time, the “Note”, and together with the Purchase Agreement and any and all documents or instruments executed or to be executed in connection therewith, together with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof, the “Transaction Documents”) and otherwise.

NOW, THEREFORE, in consideration of the credit extended in the past, now and in the future by Secured Party to the Debtor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

A G R E E M E N T S:

1              DEFINITIONS.

1.1              Defined Terms. Capitalized terms used but not otherwise defined in this Security Agreement (including the Recitals) shall have the meanings ascribed to them in the Purchase Agreement and/or Note, as applicable; provided that for purposes of this Security Agreement “Obligations” shall mean, now existing or in the future, any debt, liability or obligation of any nature whatsoever (including any required performance of any covenants or agreements), whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, voluntary or involuntary, direct or indirect, absolute, fixed, contingent, ascertained, unascertained, known, unknown, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later decreased, created or incurred, or obligations existing or incurred under the Purchase Agreement, any Note, or any other Transaction Document, as such obligations may be amended, supplemented, converted, extended or modified from time to time.

1.2              Other Terms Defined in UCC. All other capitalized words and phrases used herein and not otherwise specifically defined herein or in the Note shall have the respective meanings assigned to such terms in the Uniform Commercial Code in effect in New York from time to time, to the extent the same are used or defined therein.

2              SECURITY FOR THE OBLIGATIONS.

2.1           Security for Obligations. Subject to that certain Intercreditor Agreement, dated as of the date hereof, among the Secured Party and bocm3-DSTLD-Senior Debt, LLC, as security for the payment and performance of the Obligations of the Debtor, Debtor does hereby pledge, assign, transfer, deliver and grant to Secured Party, for its own benefit, a continuing and unconditional first priority security interest in and to any and all property of Debtor, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, including the following (all of which property for Debtor, along with the products and proceeds therefrom, are individually and collectively referred to as the “Collateral”):

(a)            all property of, or for the account of, Debtor now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

(b)           the additional property of Debtor, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of Debtor’s books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of Debtor's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

(i)          All Accounts and all goods whose sale, lease or other disposition by Debtor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Debtor, or rejected or refused by a Customer;

(ii)         All Inventory, including raw materials, work-in-process and finished goods;

(iii)        All goods (other than Inventory), including embedded software, Equipment, vehicles, furniture and Fixtures;

(iv)        All Software and computer programs;

(v)         All Securities, Investment Property, Financial Assets and Deposit Accounts, and all funds at any time deposited therewith;

(vi)        All As-Extracted Collateral, Commodity Accounts, Commodity Contracts, and Farm Products;

(vii)       All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims and General Intangibles, including Payment Intangibles; and

(viii)      All real estate property owned by Debtor and the interest of Debtor in fixtures related to such real property;

(ix)         All Proceeds (whether Cash Proceeds or Non-cash Proceeds) of the foregoing property, including all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards.

Notwithstanding the foregoing, the Collateral shall not include those assets pledged to Hilldun Corporation, pursuant to the terms of that certain Discount Factoring Agreement, dated as of May 20, 2021 (the “Hilldun Agreement”), among the Debtor and Hilldun Corporation, so long as the Hilldun Agreement has not been terminated by its terms.

3              MISCELLANEOUS.

3.1           Amendments; Waivers. No delay on the part of Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Security Agreement or the other Transaction Documents shall in any event be effective unless the same shall be in writing and acknowledged by Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

3.2           WAIVER OF DEFENSES. DEBTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH DEBTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SECURED PARTY IN ENFORCING THIS SECURITY AGREEMENT. PROVIDED SECURED PARTY ACTS IN GOOD FAITH, DEBTOR RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO PURSUANT TO THE TERMS OF THIS SECURITY AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO DEBTOR.

3.3           MANDATORY FORUM SELECTION.  TO INDUCE SECURED PARTY TO MAKE CERTAIN FINANCIAL ACCOMMODATIONS TO DEBTOR, DEBTOR IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS SECURITY AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS SECURITY AGREEMENT ANY OTHER TRANSACTION DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, SECURED PARTY MAY, AT SECURED PARTY’S SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION.  THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW YORK LAW. DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT HAVING ITS SITUS IN SAID JURISDICTION (OR TO ANY OTHER JURISDICTION OR VENUE, IF SECURED PARTY SO ELECTS), AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO DEBTOR, AS APPLICABLE, AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

3.4           WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SECURED PARTY AND DEBTOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO DEBTOR.

3.5           Assignability. Secured Party, without consent from or notice to anyone, may at any time assign Secured Party’s rights in this Security Agreement, the other Transaction Documents, the Obligations, or any part thereof and transfer Secured Party’s rights in any or all of the Collateral, and Secured Party thereafter shall be relieved from all liability with respect to such Collateral. This Security Agreement shall be binding upon Secured Party and Debtor and its respective legal representatives and successors. All references herein to Debtor shall be deemed to include any successors, whether immediate or remote. In the case of a joint venture or partnership, the term “Debtor” shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

3.6           Binding Effect. This Security Agreement shall become effective upon execution by Debtor and Secured Party, and shall bind the Debtor and Secured Party, and their respective successors and permitted assigns.

3.7           Governing Law. This Security Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such territory, without giving effect to the choice of law provisions of such State.

3.8           Enforceability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3.9           Time of Essence. Time is of the essence in making payments of all amounts due Secured Party under the Transaction Documents and in the performance and observance by Debtor of each covenant, agreement, provision and term of this Security Agreement and the other Transaction Documents.

3.10         Counterparts; Facsimile Signatures. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Security Agreement. Receipt of an executed signature page to this Security Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Transaction Documents maintained by Secured Party shall be deemed to be originals thereof.

3.11         Notices. Except as otherwise provided herein, Debtor waives all notices and demands in connection with the enforcement of Secured Party’s rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Note.

3.12         Costs, Fees and Expenses. Debtor shall pay or reimburse Secured Party for all reasonable costs, fees and expenses incurred by Secured Party or for which Secured Party becomes obligated in connection with the enforcement of this Security Agreement, including search fees, costs and expenses and attorneys’ fees, costs and time charges of counsel to Secured Party and all taxes payable in connection with this Security Agreement. In furtherance of the foregoing, Debtor shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Security Agreement and the other Transaction Documents to be delivered hereunder, and agrees to save and hold Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses. That portion of the Obligations consisting of costs, expenses or advances to be reimbursed by Debtor to Secured Party pursuant to this Security Agreement or the other Transaction Documents which are not paid on or prior to the date hereof shall be payable by Debtor to Secured Party on demand. If at any time or times hereafter Secured Party: (a) employs counsel for advice or other representation: (i) to represent Secured Party in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by Secured Party, Debtor, or any other Person) in any way or respect relating to this Security Agreement; or (ii) to enforce any rights of Secured Party against Debtor or any other Person under of this Security Agreement; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces any of Secured Party’s rights or remedies under this Security Agreement, the costs and expenses incurred by Secured Party in any manner or way with respect to the foregoing, shall be part of the Obligations, payable by Debtor to Secured Party on demand.

3.13         Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and satisfaction and payment in full of all the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted). Upon termination of this Security Agreement, Secured Party shall also deliver to Debtor (at the sole expense of Debtor) such UCC termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation, without recourse, warranty or representation whatsoever, as shall be reasonably requested by Debtor to effect the termination and release of the Liens and security interests in favor of Secured Party affecting the Collateral; provided, however, to the extent any such terminations or releases require Secured Party to expend any sums in terminating or releasing any such Liens, Secured Party may refrain from terminating or releasing such Liens unless and until Debtor pays to Secured Party the estimated cost, as reasonably determined by Secured Party, of effectuating such terminations or releases.

3.14         Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

3.15         Increase in Obligations. It is the intent of the parties to secure payment of the Obligations, as the amount of such Obligations may increase from time to time, and all of the Obligations, as so increased from time to time, shall be and are secured hereby.

3.16         Arbitration. Any dispute, claim or controversy arising out of or relating to this Security Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in New York City before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures pursuant to JAMS' Streamlined Arbitration Rules and Procedures. Judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Debtor and Secured Party have executed this Security Agreement as of the date first above written.

Debtor:

DIGITAL BRANDS GROUP, INC.

By:	/s/ Hil Davis
Name: Hil Davis
Title: CEO

Agreed and accepted:

Secured Party:

OASIS CAPITAL, LLC

By:	/s/ Adam Long
Name: Adam Long
Title: Manager